                                                                   Exhibit 10.53

                              SUBLEASE AGREEMENT
                              ------------------

     THIS SUBLEASE AGREEMENT is made and entered into effective this 16th day of October 1992 by and between LORAL INFRARED & IMAGING SYSTEMS, INC., a Delaware corporation and a subsidiary of Loral Corporation, with its principal place of business at 600 Third Avenue, New York, New York 10016 (hereinafter referred to as "Sublessor") and STRATUS COMPUTER, INC., a Massachusetts corporation, with its principal office at 55 Fairbanks Boulevard, Marlboro, Massachusetts 01752 (hereinafter referred to as "Sublessee").

                                  ARTICLE ONE
                                  -----------
                                  References
                                  ----------

     1.1.  Definitions.  As used in this Sublease, the following terms shall
           -----------
have the following meanings:

          A.  "Master Lease" shall mean that lease dated December 18, 1986, with
              --------------
James A. Progin and Peter M. Small, as Trustees of 401 Elm Street Realty Trust, as Landlord, and Honeywell, Inc., a Delaware corporation, as Tenant, as such lease was amended by that, First Amendment to-Lease dated November 17, 1988 and which lease as so amended was assigned by Honeywell, Inc. to-Loral Corporation and simultaneously assigned by Loral Corporation to Sublessor by those Assignments and Assumptions of Lease effective December 31, 1999, and which lease, First Amendment and Assignments and Assumptions are attached hereto as Exhibit C.

          B.  "Master Landlord" shall mean the Landlord named in paragraph A of
              -----------------
this Section 1.1 or any successor to such named Landlord which shall be the Landlord under the Master Lease.

          C.  "Development Agreement" shall mean that certain Agreement between
              -----------------------
Master Landlord and Honeywell, Inc. dated December 18, 1986 pertaining to that certain unimproved land adjacent to that covered by the Master Lease and defined as the "Unimproved Land" in paragraph E of this Section 1.1, a copy of which has been given to Sublessee and receipt of which Sublessee acknowledges.

          D.  "Lot 1" shall mean that certain parcel of land containing
              -------
approximately 12.473 acres designated as "Lot 1" on that subdivision plan entitled "Honeywell Park, Marlborough, MA, November 14, 1988, A Definitive Subdivision of Land, by H. W. Moore Associates, Inc. recorded with the Middlesex South Registry of Deeds in Book 19938, Page 221.

          E.  "Unimproved Property" shall mean that certain parcel of land
              ---------------------
containing approximately 23.996 acres designated as "Lot 2" on the subdivision plan referred to in paragraph D of this Section 1.1.

          F.  "Premises" shall mean Lot 1 .and all of the improvements located
              ----------
thereon, excluding the portion, thereof covered by that certain lease between Master Landlord and the Marlboro Historical Society dated July 1, 1981, a copy of Which is included in Exhibit B.

          G.  "Building" shall mean the two level building located on Lot 1
              ----------
containing approximately 126,000 square feet of floor area as shown on Plan I and Plan 2 attached as Exhibit A.

          H.  "Common Areas" shall mean all of the area of the Premises outside
              --------------
of the Building and including the paved access and parking and all landscaped areas.

          I.  "Maverick Production Area" shall mean that space on Plan 1 of
              --------------------------
Exhibit A shaded and labeled as "Maverick Production" and containing approximately 8,800 square feet of floor area.

          J.  OMITTED INTENTIONALLY.

          K.  "Term Commencement Date" shall mean September 1, 1992.
              ------------------------

          L.  "Term" shall mean the term of this Sublease which shall commence
              ------
on the Term Commencement Date and end on March 31, 1998 unless extended pursuant to Sections 2.3 or 2.4 or sooner terminated pursuant to the provisions of this Sublease.

          M.  "Initial Term" shall mean the period of the Term commencing on the
              --------------
Term Commencement Date and ending on March 31, 1998 unless sooner terminated pursuant to the provisions of this Sublease.

          N.  "First Extended Term" shall mean the period of the Term if
              ---------------------
extended pursuant to Section 2.3 commencing on April 1, 1998 and ending on March 31, 2003 unless sooner terminated pursuant to the provisions of this Sublease.

          O.  "Second Extended Term" shall.-mean the period of the Term if
              ----------------------
extended pursuant to Section 2.4 commencing on April 1, 2003 and ending on November 30, 2006 unless sooner terminated pursuant to the provisions of this Sublease.

          P.  "Rent Commencement Date" shall mean April 1, 1993.
              ------------------------

          Q.  "Fixed Rent" shall mean the rent specified in Section 5.1 as
              ------------
payable during the Initial Term and shall mean the rent determined pursuant to
Section 5.2 during the First Extended Term and the rent determined pursuant to
Section 5.3 during the Second Extended Term.

          R.  "Additional Rent" shall mean all other payments which Sublessee is
              -----------------
obligated to make under this Sublease in addition to Fixed Rent.

          S.  "Laws" shall mean all federal, state, county and local laws,
              ------
statutes and codes applicable to the Premises, the regulations adopted and publications promulgated pursuant thereto and the regulations and directives of all authorities having jurisdiction over the Premises, now in existence and hereafter enacted and promulgated; and all Insurance Requirements (as defined in Paragraph T of this Section 1.1.).

          T.  "Insurance Requirements" shall mean the requirements and
              ------------------------
recommendations of the insurer carrying the fire and casualty insurance covering the Building and those of its consultants.

          U.  "Hazardous Materials" shall mean materials, substances, gases,
              ---------------------
chemicals and wastes which are now or in the future defined and regulated under Laws pertaining thereto as being toxic, radioactive or hazardous or which are otherwise harmful to health, property or the environment, including, without limitation,.-.the Laws known as the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 49 U.S.C. Para. 9601 et
                                                                         --
seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Para.
----
1802; the Toxic Substances Control Act, as amended, 15 U.S.C. Para. 2601, et
                                                                          --
seq.; the Massachusetts Oil and Hazardous Material Release Prevention Act, as
----
amended, Massachusetts General Laws Chapter 21E; and the regulations adopted and publications promulgated pursuant to said Acts.

          V.  "Sublessor's Representatives" shall mean Sublessor's officers,
              -----------------------------
employees, agents, contractors and invitees.

          W.  "Sublessee's Representatives" shall mean Sublessee's officers,
              -----------------------------
employees, agents, contractors and invitees.

          X.  "Sublessor's Consent and Approval" shall be construed to make it
              ----------------------------------
reasonable for Sublessor to withhold its consent or approval in any instance in which Master Landlord's consent or approval is required under the Master Lease and such consent or approval is withheld by Master Landlord.

     1.2.  Exhibits and Schedules.  The Exhibits and Schedules listed below in
           ----------------------
this Section are incorporated in this Sublease by reference and are to be construed as a part of this Sublease:

          SCHEDULE I:  List of Sublessor's Property.
          -----------

          EXHIBIT A:   Plan I and Plan 2 showing the Space Layout of each of the
          ----------
                       two levels of the Building.

          EXHIBIT B.1. and 2.:    Premises Delivery Plans.
          --------------------

          EXHIBIT C:   The Master Lease and Exhibits thereto.
          ----------

                                  ARTICLE TWO
                                  -----------
                                Demise-and Term
                                ---------------

     2.1.  Demise.  Sublessor hereby subleases to Sublessee Sublessor's interest
           ------
in the Premises under the Master Lease upon and subject to terms, covenants and conditions of this Sublease. Sublessee hereby accepts such Sublease and assumes all obligations thereunder upon and subject to such terms, covenants and conditions. This Sublease is subject to the reserved occupancy rights of Sublessor as specified in Section 3.1 and is subject to and subordinate to the Master Lease.

     2.2.  Term.  This Sublease shall be in effect for the duration of the
           ----
Initial Term and shall continue thereafter for the duration of the First Extended Term if the Term shall have been extended in accordance with Section
2.3 and shall continue-thereafter for the duration of the Second Extended Term if the Term shall have been extended in accordance with Section 2.4. Notwithstanding any other provision of this Sublease, the Term shall expire upon any expiration or termination of the Term of the Master Lease prior to the date the Term would otherwise have expired pursuant to the provisions of this Sublease.

     2.3.  First Extended Term.  Subject to the terms and conditions set forth
           -------------------
in Section 2.5, Sublessee shall have the option to extend the Term for the First Extended Term by giving notice to Sublessor of its election so to extend the Term on or prior to the date six (6) months prior to the date upon which the Initial Term expires.

     2.4.  Second Extended Term.  Subject to the terms and conditions set forth
           --------------------
in Section 2.5, Sublessee shall have the option to extend the Term for the Second Extended Term by giving notice to Sublessor of its election so to extend the Term on or prior to the date six (6) months prior to the date upon which the First Extended Term expires.

     2.5.  Extension Options, Terms and Conditions.  Time shall be of the
           ---------------------------------------
essence with regard to the exercise by Sublessee of the option to extend the Term for the First Extended Term and the Second Extended-Term. It shall be a condition upon Sublessee's right to exercise either of such extension options that Sublessee shall not be in default beyond applicable notice and cure periods in the performance of any material obligations under this Sublease at the time its notice of election to exercise such option is given or at the commencement of the First Extended Term or the Second Extended Term, as the case may be. Any exercise of either such option by Sublessee later than permitted in Section 2.3 or Section 2.4 or at a time when such a default exists shall be ineffective and deemed to be null and void. It shall be a further condition upon Sublessee's right to extend the Term for the Second Extended Term that Sublessee shall have properly exercised its option to extend the Term for the First Extended Term.
In the event that Sublessee fails to exercise its option to extend the Term for the First Extended Term in a valid manner in accordance with this Section and
Section 2.3, then the Term shall expire on the expiration of the Initial Term with no further rights on the part of Sublessee to extend the Term. In the event that the Term is extended for the First-Extended Term in a valid manner and-that thereafter Sublessee fails to exercise its option to extend the Term for the Second Extended Term in a valid manner in accordance with this Section and Section 2.4, the Term shall expire on the expiration of the First Extended Term with no further rights on the part of Sublessee to extend the Term. In the event that the Term is extended for the Second Extended Term in a valid manner, then the Term shall expire on the expiration of the Second

Extended Term with no further rights on the part of Sublessee to extend the Term. Sublessee shall not have the right to exercise any option granted to Tenant under the Master Lease to extend the Term of the Master Lease- All of the terms, covenants and conditions of this Sublease shall apply and govern during the First Extended Term and the Second Extended Term as fully as during the Initial Term, except that the Fixed Rent shall be the amounts determined pursuant to Sections 5.2 and 5.3.

                                 ARTICLE THREE
                                 -------------
                                   Occupancy
                                   ---------

     3.1.  Sublessor's Reserved Occupancy.  Sublessor reserves and have the
           ------------------------------
right to continue to occupy: (a) certain parts of the Premise (as hereinafter specified) during the months of September and a part of October 1992 (hereinafter referred to as the "Temporary Occupancy Period"); and (b) the Maverick Production Area until December 31, 1993 or such prior date as Sublessor shall elect by notice to Sublessee to vacate such Area. Sublessor shall have the option to continue to occupy the Maverick Production Area for two successive three-month extension periods as follows:

          (a) the first extension-period shall commence January 1, 1994 and terminate March 31, 1994, Sublessor shall give notice to Sublessee that it wishes to exercise its option for the first extension period on or before September 30, 1993; and

          (b) the second extension period shall commence April 1, 1994 and terminate June 30, 1994. Sublessor shall give Sublessee notice that it wishes to exercise its option for the second extension period on or before December 31, 1993.

Sublessor shall vacate the Premises (other than the Maverick production Area-) over the course of the Temporary Occupancy Period so as to deliver possession of each part of such Premises to Sublessee in phases corresponding to the dates shown on Exhibit B.1 and 2 attached hereto. In the event of any delay on the part of Sublessor in the delivery of such possession by such dates, Sublessor shall have no liability to Sublessee as a result of such delay, and the terms and conditions of this Sublease shall not be affected thereby, except that the Rent Commencement Date shall be extended by a period of time equal to that of such delay if in excess of ten (10) business days, unless such delay was caused by Sublessee. During the period of time that Sublessor occupies the Maverick Production Area, Sublessor's Representatives shall have the right to use the Common Areas in common with Sublessee's Representatives and the right to use the utility and other Building systems presently serving the Maverick Production Area subject to payment by Sublessor of the utility charges provided for in Section 6.1.F.

     3.2.  Sublessee's Initial Occupancy.  Sublessee shall have the right to
           -----------------------------
occupy the Premises during the months of September through and including December of 1992 for the purpose of carrying out any such alterations, improvements, installations-and other work as is necessary or desired by Sublessee in order to prepare the Premises for its use and-occupancy of the Premises. Sublessee shall have the right-to occupy the Premises for the purpose of carrying out and conducting its use of the Premises as permitted by this Sublease commencing on January 1, 1993 and continuing thereafter for the balance of the Term. During the Temporary Occupancy Period, Sublessor shall make reasonable efforts to enable Sublessee to share the occupancy of the parts of the Premises it continues to occupy for the purpose of performing such preparation work to the extent that Sublessee's occupancy and activities shall not unreasonably interfere with Sublessor's occupancy and Sublessor's activities in connection with vacating the Premises. Sublessor shall, during the Temporary Occupancy Period, cooperate with Sublessee and cause its employees to advise and consult with Sublessee in connection with the prosecution of such preparation work by Sublessee's Representatives.

                                 ARTICLE FOUR
                                 ------------
                             Condition of Premises
                             ---------------------

     4.1.  Delivery of Premises.  Sublessor shall deliver and Sublessee shall
           --------------------
accept the Premises (including the Maverick Production Area when vacated by lessor) in "broom clean" condition and otherwise in the same condition as at the effective date of this Sublease. All alterations, improvements and other work necessary or desired by Sublessee for its use and occupancy of the Premises (hereinafter referred to as "Premises Improvements") shall be carried out by Sublessee at its expense, subject to reimbursement by Sublessor only to the extent provided in Section 4.3. Attached hereto as Schedule I is a list of Sublessor's property which was installed in the Premises by Sublessor at its expense and which shall remain in the Premises during the Term anal which Sublessee also accepts in its "as is" condition at the effective date of this Sublease.

     4.2.  Premises Improvements.  The Premises Improvements shall be carried
           ---------------------
out and performed by Sublessee in accordance with Section 5.1.5 of the Master Lease and pursuant to plans and specifications approved in advance by Master Landlord and Sublessor, which approval by Sublessor shall not be unreasonably withheld or delayed. In the event that Sublessor shall not, within ten (10) days after submission to it of such plans and specifications, have given to Sublessee notice of approval or disapproval, such plans and specifications shall be deemed to be approved by Sublessor, subject to approval by Master Landlord if not yet received. It shall be Sublessee's responsibility at its cost to furnish such bond or other security as shall be required by Sublessor and the Master Landlord in connection with the Premises Improvements and in order to guarantee completion of and full payment for the Premises Improvements by Sublessee. Sublessee may, at its cost, utilize the existing monument sign in front of the Building.

     4.3.  Reimbursement by Sublessor.  Sublessor shall pay to sublessee towards
           --------------------------
the cost of the Premises Improvements and as sublessor's sole responsibility in connection therewith the sum of Five Hundred Thousand ($500,000) Dollars, payable as follows:

          a. Two Hundred Fifty Thousand ($250,000) Dollars shall be payable on the later to occur of April 30, 1993 and the date when the following conditions have been satisfied:

               (i) The Premises Improvements shall have been completed pursuant to the plans and specifications therefor approved by Sublessor and in full compliance with Section 5.1.5 of the Master Lease;

               (ii) Satisfactory proof shall have been given to Sublessor that the cost of the Premises Improvements exceeded Five Hundred Thousand ($500,000) Dollars and that all vendors and contractors engaged in the Premises Improvements shall have been paid in full and shall have provided to Sublessee acknowledgments of full payment and waivers of liens;

               (iii)  A Certificate of Occupancy; and

               (iv) No material default shall exist on the part of Sublessee in the performance of any of the terms, covenants and conditions of the Sublease.

          b.  Provided that the conditions set forth in paragraph a of this
     Section 4.3 were satisfied and the conditions set forth in subparagraph
     (iv) of such paragraph a. is true at the time any further payment is due pursuant to this paragraph, the remaining balance of Two Hundred Fifty Thousand ($250, 000) Dollars shall be payable in four (4) equal installments on April 30 in each of the years 1993, 1994, 1995 and 1996.

                                 ARTICLE FIVE
                                 ------------

                                  Fixed Rent
                                  ----------

     5.1.  Initial Term Fixed Rent.  Subject to the rent credits provided for in
           -----------------------
Section Sublessee shall pay Fixed Rent for the Premises beginning on the Rent Commencement Date and continuing during the balance of the Initial Term at the rental rate per annum of Six Hundred Ninety Three Thousand ($693,000) Dollars, payable in equal monthly installments of Fifty Seven Thousand Seven Hundred Fifty ($57,750) Dollars on the first day of each month beginning with the Rent Commencement Date.

     5.2.  First Extended Term Fixed Rent.  In the event that the Term shall be
           ------------------------------
extended for the First Extended Term pursuant to Section 2.3, Sublessee shall pay Fixed Rent for the Premises beginning on the commencement date of the First Extended Term and continuing during the balance of the First Extended Term at the rental rate per annum equal to the greater of: (a) Six Hundred Ninety Three Thousand ($693,000) Dollars; or (b) eighty five (85%) percent of the annual fair market rental value of the Premises (hereinafter referred to as the "F.M.R.V.") determined as of the commencement date of the First Extended Term pursuant to the provisions of Section 5.4; and such Fixed Rent so determined shall be payable in equal monthly installments on the first day of each month beginning with the commencement date of the First Extended Term.

     5.3.  Second Extended Term Fixed Rent.  In the event that the Term shall be
           -------------------------------
extended for the Second Extended Term pursuant to Section 2.4, Sublessee shall pay -Fixed Rent for the Premises beginning on the commencement date of the Second Extended Term and continuing for the balance of the Second Extended Term at the rental rate per annum equal to the greater of: (a) the Fixed Rent per annum payable during the First Extended Term; or (b) ninety five (95%) percent of the F.M.R.V. determined as of the commencement date of the Second Extended Term pursuant to the provisions of Section 5.4; and such Fixed Rent so determined shall be payable in equal monthly installments on the first day of each month beginning with the commencement date of the Second Extended Term.

     5.4.  Determination of F.M.R.V.  The F.M.R.V. shall be the annual rental
           ------------------------
value as of the date of the commencement of the First Extended Term or as of the Second Extended Term, whichever date is applicable, of other premises in the Metro West area of Eastern Massachusetts which are comparable to the Premises in terms of location, physical condition and legally permitted use, but without regard to the existing leases of the Premises or to additions or other improvements to the Premises made by Sublessee at its cost subsequent to the initial Premises Improvements. Sublessor shall advise Sublessee, by notice given to Sublessee within thirty (30) days after the receipt by Sublessor of Sublessee's notice exercising the option to extend the Term, of the amount it determines to be the F.M.R.V. of the Premises. In the event that Sublessee disagrees with Sublessor's determination of F.M.R.V., it shall give Sublessor notice to such effect within thirty (30) days after receipt of such notice of Sublessor's determined F.M.R.V. In the event Sublessee does not give Sublessor notice of its disagreement with Sublessor's determination of F.M.R.V. within such thirty (30) day period, then Sublessor's determination of F.M.R.V. shall be binding upon Sublessee. In the event Sublessee does give notice to Sublessor within such thirty (30) day period of its disagreement with Sublessor's determination of F.M.R.V., then Sublessee and Sublessor shall each select and notify the other, within ten (10) days after Sublessor's receipt of such notice of disagreement, of the name of an M.A.I. appraiser selected by each of them to prepare 0 and submit to both of them a determination of F.M.R.V. within thirty
(30) days thereafter. In the event the two appraisers' determination of F.M.R.V. are within ten (10%) percent of each other, then the F.M.R.V. shall be deemed to be the average of the two determined amounts. In the event that such determined F.M.R.V.'s differ by more than 10%, then the two appraisers shall promptly select a third appraiser to prepare a determination of F.M.R.V. and the average of the highest two appraisals of F.M.R.V. shall be deemed to be the F.M.R.V. for the purposes of this Section. The fees payable to the appraisers shall be shared equally by Sublessor and Sublessee.

     5.5  Maverick Production Area Fixed Rent Credit.  During the time that
          ------------------------------------------
Sublessor continues to occupy the Maverick Production Area, Sublessee shall receive a credit as a deduction from the monthly installments of Fixed Rent equal to:
          (a) The sum of Four Thousand Thirty Three ($4,033) Dollars for each month during the Term occurring in 1993 commencing with April that Sublessor occupies the Maverick Production Area or a pro rata portion of such sum for the part of any such month in which Sublessor discontinues such occupancy.

          (b) The sum of Five Thousand Thirty Eight ($5,038) Dollars for each of the months January, February and March 1994 that Sublessor occupies the Maverick Production Area or a pro rata portion of such sum for the part of any such month in which Sublessor discontinues such occupancy;

          (c) The sum of Six Thousand Fifty ($6,050) Dollars for each of the months April, May and June 1994 that Sublessor occupies the Maverick Production Area or a pro rata portion of such sum for the part of any such month in which Sublessor discontinues such occupancy; and

          (d) The sum equal to the entire monthly installment of Fixed Rent for each month after June 1994 that Sublessor occupies the Maverick Production Area or a pro rata portion of such sum for the part of any such month in which Sublessor discontinues such occupancy.

     5.6.  Payment of Fixed Rent and Additional Rent.  Fixed Rent and Additional
           -----------------------------------------
Rent shall be payable without any offset or reduction for any reason whatsoever except as expressly provided for in this Sublease and shall be paid to Sublessor at the address to which notices are to be sent in accordance with the provisions of Section 6.1.R. In the event that any payment of Fixed Rent or Additional Rent is not received by Sublessor within five (5) days after the due date therefor, Sublessee shall pay to Sublessor, as Additional Rent payable along with the payment of such late Fixed Rent or Additional Rent, an amount equal to interest on such late payment at the rate per annum equal to the lower of: (a) two (2%) percent per annum above the so called "prime rate" of interest per annum charged at that time by the First National Bank of Boston (or any successor thereto); or (b) the highest interest rate per annum permitted by the laws of The Commonwealth of Massachusetts.

                                  ARTICLE SIX
                                  -----------
                                 Master Lease
                                 ------------

     6.1.  Incorporation of Master Lease Provisions.  Each of the following
           ----------------------------------------
paragraphs of this Section refer to provisions of the Master Lease which are either specified as being incorporated into this Sublease, as being omitted from this Sublease or as being incorporated in part or subject to specific modifications. Sublessee shall have no rights or obligations with respect to those provisions of the Master Lease which are specified below as being omitted from this Sublease and Sublessor shall have no obligations in favor of Sublessee pursuant to such omitted provisions. The provisions of the Master Lease which are to be incorporated into this Sublease pursuant to such paragraphs of this Section shall be incorporated herein as fully as if actually set forth in this Sublease, subject only to those modifications of any such provision as are specified in the paragraph of this Section applicable thereto, and each reference in such provisions to `Tenant" shall be deemed to be a reference to Sublessee; each reference in such provisions to "Landlord" shall be deemed to be a reference to "Sublessor;" and each reference to "Lease" shall be a reference to this "Sublease."

          A. The provisions of the First Amendment to Lease dated November 17, 1988 are omitted from this Sublease.

          B. The provisions of the following Sections of the Master Lease are incorporated into this Sublease only for Master Lease interpretation purposes:

              Section 1.1.  References.
                            ----------

              Section 1.2.  Exhibits.
                            --------

          C. The provisions of the following Sections of the Master Lease are omitted from this Sublease:

              Section 2.1.  Premises.
                            --------

              Section 2.2.  Partial Releases of Parcels from the Premises.
                            ---------------------------------------------

              Section 2.3.  Term.
                            ----

              Section 2.4.  Extended Term.
                            -------------

              Section 3.1.  Acceptance of Premises As Is.
                            ----------------------------

              Section 3.2.  Construction of Addition and Approval of Addition.
                            -------------------------------------------------

              Section 3.3.  Addition Commencement Date.
                            --------------------------

              Section 3.4.  Acceptance of the Premise.
                            -------------------------

              Section 3.5.  Construction Representative.
                            ---------------------------

              Section 3.6.  Landlord's Guarantee of Construction.
                            ------------------------------------

              Section 3.7.  Arbitration.
                            -----------

              Section 4.1.  The Fixed Rent.
                            --------------

              Section 4.2.  Additional Rent.
                            ---------------

          D.  The provisions of Section 4.2.1 Real Estate Taxes are incorporated
                                              -----------------
into this Sublease, except that Sublessee's obligation to pay "taxes and assessments" pursuant to such provisions shall not commence until the Rent Commencement Date and shall end upon the expiration of the Term, with appropriate proration for any partial periods to which any such "taxes and assessments" are attributable and with reimbursement to either of Sublessor or Sublessee who shall have paid such "taxes and assessments" to be prorated. Sublessor shall be responsible and shall reimburse Sublessee for "taxes and assessments" attributable on a pro rata basis to the Maverick Production Area during the period of time commencing on the Rent Communicant Date and ending on the date Sublessor discontinues its occupancy of the Maverick Production Area.

          E.  The provisions of Section 4.2.3 Insurance are incorporated into
                                              ---------
this Sublease, except that the all risk insurance required pursuant to Section
4.2.3.1 shall be taken out and maintained by Sublessor rather than Sublessee. However, Sublessee shall reimburse Sublessor for all premiums paid by Sublessor for such insurance coverage for the Term, such reimbursement to be made by Sublessee by payment to Sublessor, as Additional Rent, within ten (10) days after submission of a statement therefor and a copy of the insurer or agent's bill for such premium. However, Sublessee shall have the right to carry such all risk insurance at its expense by giving written notice of the exercise of such right to Sublessor at least ten (10) days prior to the effective date of such insurance coverage. Upon the giving of such notice, Sublessee shall, on and subsequent to such effective date, have the obligation to carry and maintain such insurance pursuant to such Section 4.2.3.1. All references in such Section
4.2.3 to Landlord shall be deemed references to both Master Landlord and Sublessor.

          F.  Section 4.2.4 Utilities is incorporated into this Sublease,
                            ---------
except that the charges referred to therein shall be paid by

Sublessor prior to April 1, 1993 and shall thereafter be paid by Sublessee for the balance of the Term. Sublessor shall reimburse Sublessee for such utility charges attributable to its use of the Maverick Production Area.

          G.  The provisions of Section 4.2.5 Excess Rent are omitted from this
                                              -----------
Sublease.

          H.  The provisions of Section 4.3 Later Payment of Rent are omitted
                                            ---------------------
from this Sublease.

          I.  The provisions of Section 5.1 Affirmative Covenants and 5.1.1
                                            ---------------------
Performance Obligations are incorporated in this Sublease.
-----------------------

          J.  The provisions of Section 5.1.2 Use are incorporated in this
                                              ---
Sublease with the definition of "Permitted Uses" being that set forth in Section
1.1 of the Master Lease.

          K.  The provisions of Section 5.1.3 Repair and Maintenance are
                                              ----------------------
incorporated into this Sublease, except that:

              1) Sublessor shall be responsible for the performance at its cost of all repair and maintenance obligations under such Section, up to and including December 31, 1992, and for all such repair and maintenance obligations other than "normal repairs and maintenance" from January 1, 1993 up to and including February 28, 1994, except for those required as a result of the default, wrongful act, misuse or negligence of Sublessee or its Representatives, which shall be Sublessee's responsibility at its cost. Except for the repair obligations of Sublessor defined in subparagraphs 2) and 3) of this paragraph K:
(a) Commencing January 1, 1993, Sublessee shall be responsible for the performance at its cost of all "normal repairs and maintenance" obligations under such Section; and (b) Sublessee shall be responsible for the performance at its cost of all repair and maintenance obligations under such Section for the balance of the Term commencing March 1, 1994. "Normal repairs and maintenance" shall be defined to mean those periodic repairs, replacements and maintenance items that are considered as an incidence of normal use of the Premises and shall include (without limitation) snow removal from the Common Areas.

              2) Sublessor shall be responsible at its cost for all necessary repairs to the structural components of the foundations, floor slabs, exterior walls and roof of the Building and the storm drainage systems, except for those required as a result of the default, wrongful act, misuse or negligence of Sublessee or its Representatives, which shall be Sublessee's responsibility at its cost. Commencing January 1, 1993, Sublessee shall be responsible at its cost for the periodic inspecting and maintenance of the room in accordance with generally accepted standards and as required by any bonds or guarantees covering the roof.

              3) Commencing January 1, 1993, Sublessee shall be responsible at its cost for all periodic inspections and maintenance of the heating, ventilating and air conditioning equipment and systems servicing the Building (hereinafter referred to as "H.V.A.C."), including all parts and service required in connection therewith, in accordance with generally accepted standards and as required by any bonds or guarantees covering the H.V.A.C. However, in the event that any major component of the H.V.A.C. needs to be replaced, other than as a result of the default, wrongful act, misuse or negligence of Sublessee or its Representatives, and such replacement involves a cost in excess of Five Thousand ($5,000) Dollars and will have a useful life (determined in accordance with generally accepted accounting principles) in excess of the balance of the Term at the time of such replacement, then Sublessor shall be responsible for making such replacement at its cost; however, if such replacement occurs on or after January 1, 1993, Sublessee shall thereafter pay to Sublessor, as Additional Rent payable together with the Fixed Rent, each month during the balance of the Term, the equal monthly installments of such replacement cost payable for such balance of the Term when amortized over such useful life on a straight line, constant payment basis, together with interest (determined as of the commencement of the amortization period) at the lower of: (a) the rate of two (2%) percent per annum above the so called "prime rate" of interest per annum charged at that time by the First National Bank of Boston (or any successor thereto); or (b) the highest rate per annum permitted by the laws of The Commonwealth of Massachusetts.

              4) Sublessor's repair and replacement responsibilities under paragraphs 2) and 3) of this paragraph K shall be subject to and conditional upon Sublessee giving to Sublessor prompt notice of the need for any such repair or replacement.

              5) Notwithstanding anything contained herein to the contrary, Sublessor shall have no responsibility to maintain or repair any of the Premises Improvements, or other improvements, additions and alterations made by Sublessee, which maintenance and repairs shall be the sole responsibility of Sublessee at its cost.

          L.  The provisions of Section 5.1.4 Compliance with Law and Section
                                              -------------------
5.1.5 Tenant's Work are incorporated into this Sublease.
      -------------

          M.  The provisions of the first paragraph of Section 5.1.6 Indemnity
                                                                     ---------
are incorporated into this Sublease by the provisions of the second paragraph of such Section are omitted from this Sublease. Subject to the approval of such counsel by the Master Landlord, Sublessor shall approve counsel selected by any insurer which is obligated to defend Sublessor pursuant to such Section 5.1.6 pursuant to any insurance coverage carried by Sublessee. The term "Landlord" when used in such Section shall be deemed to refer to both Master Landlord and Sublessor and, accordingly, the reference to "Indemnified Parties" in such Section and elsewhere in this Sublease shall include both Master Landlord and Sublessor, and their respective partners, trustees, stockholders, officers, directors and employees and beneficiaries of Master Landlord or of any of Master Landlord's beneficiaries, and holders of mortgages on the Premises and any other party having an interest in the Premises. The reference in clause (a) of such
Section 5.1.6 to "Indemnified Parties" shall not include Sublessor's partners, trustees, stockholders, officers, directors, employees or beneficiaries.

          N.  The provisions of the following Sections are incorporated in this
Sublease:

              Section 5.1.7.   Landlord's Right to Enter, with all references
                               -------------------------
     therein to Landlord being deemed a reference to both Master Landlord and Sublessor.

              Section 5.1.8.   Personal Property at Tenant's Risk, with all
                               ----------------------------------
     references therein to Landlord being deemed a reference to both Master Landlord and Sublessor .

              Section 5.1.10.  Yield Up.
                               --------

              Section 5.1.11.  Estoppel Certificate.
                               --------------------

              Section 5.1.13.  Financial Statements.
                               --------------------

              Section 5.2.     Negative Covenants.
                               ------------------

              Section 5.2.1.   Assignment and Subletting, except that references
                               -------------------------
     to "25%" shall be modified and deemed to be "50%," and the reference to One Hundred Million Dollars ($100,000,000) shall be Ten Million Dollars ($10,000,000) as it applies to not requiring the consent of Sublessor. However, in every instance in which the consent of the Master Landlord is required under such Section 5.2.9 with respect to any assignment, transfer, mortgage, pledge, granting of a security interest or sublease (as defined in such Section), Master Landlord's consent shall be required for any such transaction proposed to be carried out by Sublessee.

              Section 5.2.2. Overloading and Nuisance, except that:
                             ------------------------
     (l) references to "hazardous substances" and "toxic substances" shall be deemed to refer to all "Hazardous Materials" within the definition of such term in this Sublease; (2) Sublessee shall not generate, use, store or dispose of, or engage in any activity involving, any Hazardous Materials in, on, under or from the Premises, without Sublessor's prior written consent which Sublessor may in its sole discretion withhold, whether or not reasonable, and to the extent so consented to, such generation, use, storage or activity shall be carried out only in compliance with all Laws applicable thereto; and (3) the second paragraph of such section shall be omitted from this Sublease.

              Section 5.2.3. Installation, Alteration or Additions.
                             -------------------------------------

          0.  The provisions of Section 6.1 Termination or Restoration; Rent
                                            --------------------------------
Adjustment, Section 6.2 Eminent Domain, and Section 6.3 Award, of Article VI
----------              --------------                  -----
Casualty or Taking are incorporated into this Sublease, except that references
------------------
to "Landlord" in such Section 6.1 relating to Landlord's obligation to "put the Premises ... into proper condition for use and occupancy" shall be deemed to be references solely to Master Landlord so that Sublessor shall have no responsibility to Sublessee with respect to the performance of such obligation, except to use reasonable efforts to cause Master Landlord to perform such obligation; and except that Sublessor expressly reserves the rights of Tenant to terminate the Master Lease pursuant to Section 6.1 of the Master Lease or such
Section 6.2 of the Master Lease.

          P.  The provisions of ARTICLE VII Defaults are incorporated into this
                                            --------
Sublease.

          Q.  The provisions of ARTICLE VIII Mortgages. are not incorporated
                                             ---------
into this Sublease but this Sublease shall be subject and subordinate to all of the terms, covenants, conditions and provisions set forth therein.

          R.  The provisions of Section 9.1 Notices from One Party to the Other
                                            -----------------------------------
are incorporated herein, except that the "Original Address of Tenant" shall be that first above set forth for Sublessee and that the "Original Address of Landlord" shall be that first above set forth for Sublessor and that all such notices to Sublessor shall be to the attention of its Vice President General Counsel and all such notices to Sublessee shall be to the attention of its Director of Real Estate with a copy (by regular mail) to the Attention of its General Counsel.

          S. The provisions of the following Sections are incorporated into this Sublease:

              Section 9.2.  Quiet Enjoyment.
                            ---------------

              Section 9.3.  Lease not to be Recorded.
                            ------------------------

              Section 9.4.  Bind and Inure; Limitation of Landlord's Liability.
                            --------------------------------------------------

              Section 9.5.  Acts of God, except that such provisions shall not
                            -----------
     apply to Section 2.3, 2.4 and 7.2 as to which time shall be of the essence or to Sublessee's obligation to pay Fixed Rent or Additional Rent.

              Section 9.6.   Landlord's Default.
                             ------------------

              Section 9.8.   Applicable Law and Construction.
                             -------------------------------

              Section 9.9.   Submission Not an Offer.
                             -----------------------

              Section 9.10.  Limitation of Damages.
                             ---------------------

              Section 9.12.  Rule Against Perpetuities.
                             -------------------------

          T.  The provisions of Section 9.7. Brokerage and Section 9.11.
                                             ---------
Appointment of Tenant Regarding Marlboro Historical Society are not incorporated
-----------------------------------------------------------
into this Sublease and the "List of Materials" attached to the Master Lease is not applicable to this Sublease.

     6.2.  Compliance with Master Lease.
           ----------------------------

          (a) Sublessee agrees to perform all of its obligations under the Master Lease and to otherwise comply with all of the provisions thereof incorporated herein for the benefit of both Sublessor and Master Landlord and not to engage in or permit any act or omission to occur which would result in or cause a default to occur under the Master Lease. Sublessor agrees to perform all of its obligations under the Master Lease and to otherwise comply with all of the provisions thereof and not to engage in or permit any act or omission to occur which would result in or cause a default to occur under the Master Lease. Sublessee and Sublessor each agree to indemnify and hold the other harmless from any and all losses, damages and costs (including court costs and attorney's fees) incurred as a result of any default on their part of their covenants and obligations under this Section.

          (b) Without limiting the generality of the indemnity and hold harmless provision set forth in paragraph (a) of this Section or the indemnity, hold harmless and defend provisions set forth in or incorporated into this Sublease, Sublessee shall defend, with counsel approved by Sublessor, which approval shall not be unreasonably withheld, indemnify and hold harmless the Indemnified Parties from and against all claims, law suits, causes of actions, demands, judgments, damages, losses and liabilities, and all remedial, testing, investigatory, reporting, legal, consulting and court costs and expenses arising as a result of any default by Sublessee of its covenants or in the performance of its obligations under Section 5.2.2 of the Master Lease as incorporated into this Sublease or otherwise arising with respect to or as a result of Sublessee's generation, use, storage or disposal of Hazardous Materials in, on, under or from the Premises. Sublessee's defend, indemnification and hold harmless obligations under this Section shall survive the expiration of the Term.

     6.3.  Master Lease Termination and Surrender.  Sublessor shall have the
           --------------------------------------
right to exercise its options to elect to cancel the Master Lease pursuant to
Article VI thereof, with no liability to Sublessee as a result of such a termination of the Master Lease. Sublessor shall also have the right, with no liability to Sublessee to enter into and carry out at any time an agreement with the Master Landlord pursuant to which the Master Lease shall be terminated and surrendered so long as the Master Landlord simultaneously enters into a new direct lease with Sublessee with the same terms, covenants and conditions as this Sublease, except for the rights of Sublessee under Section 7.2 (which shall terminate); and Sublessee hereby agrees to enter into and accept such new direct lease with the Master Landlord at such time and to agree to and assume the

                                 ARTICLE SEVEN
                                 -------------

                             Development Agreement
                             ---------------------

     7.1.  Development Agreement Rights and Obligations.  The Development
           --------------------------------------------
Agreement is an agreement between Master Landlord and Sublessor which is and shall be independent and separate from this Sublease. Accordingly, this Sublease does not grant any rights to Sublessee or create any obligations upon Sublessee pursuant to the Development Agreement, and Sublessee shall have no rights or interests in or with respect to the Unimproved Property, except for the limited "Right of Prior Negotiation" provided for in Section 7.2.

     7.2.  Right of Prior Negotiation.
           --------------------------

          (a) Subject to the provisions of paragraph (b) of this Section, in the event that during the Term Sublessor proposes to purchase or purchases all or any part of the Unimproved Property pursuant to the exercise of any right or option on the part of Sublessor or Master Lessor under the Development Agreement (hereinafter referred to as the "Acquired Property"), then Sublessor shall give to Sublessee, prior to offering the Acquired Property to third parties (which shall not include Loral Corporation or any subsidiary or division thereof), notice that it proposes to or has acquired the Acquired Property and a statement of the principal terms and conditions upon which Sublessor proposes to offer the Acquired Property for sale or lease (hereinafter referred to as the "Offered Terms"). Sublessee shall then have the right to elect to purchase or lease the Acquired Property upon the Offered Terms by giving to Sublessor written notice of such election (hereinafter referred to as the "Election Notice") on or prior to the date which shall be thirty (30) days after the date on which Sublessor shall have given its notice of Offered Terms to Sublessee. Time shall be of the essence with respect to the date by which Sublessee must give its Election Notice. In the event that Sublessee shall give to Sublessor its Election Notice within such thirty (30) day period, then Sublessor shall be obligated to sell or lease, and Sublessee shall be obligated to purchase or lease, the Acquired Property on the Offered Terms, and such transaction shall be closed and consummated on a date, at a time and at a location to be designated by Sublessor (subject to Sublessee's reasonable approval) by written notice given to Sublessee at least thirty (30) days prior to such closing date. In the event that Sublessee shall not give its Election Notice to Sublessor wit such thirty (30) day period, or in the event that Sublessee shall be in default in the performance of any of its obligations under this Sublease on the date it gives its Election Notice or on such closing date, then, in such cases, Sublessee's rights under this Section
     7.2 shall terminate and shall be of no further force or effect, and Sublessor shall have the right to offer, sell or lease the Acquired Property free of any option, rights or interests on the part of Sublessee pursuant to this Section or otherwise. However, in the event that Sublessor does not sell or lease the Acquired Property on terms "substantially" as favorable to Sublessor as the Offered Terms and desires to offer, sell or lease the Acquired Property at "substantially" less favorable Offered Terms, then, in each case in which such Offered Terms are so revised by Sublessor, Sublessor shall be obligated to give notice of such offered Terms to Sublessee, and Sublessee shall have the right to purchase or lease the Acquired Property, pursuant to and in accordance with all of the provisions of this Section 7.2. A reduction in the purchase price or fixed rent of less than Fifteen (15%) percent shall not be considered "substantially" less favorable "Offered Terms."

          (b) All of the rights granted to Sublessee pursuant to paragraph (a) of this Section 7.2 shall terminate and be of no further force or effect in the event that:

               1) the Development Agreement shall terminate by agreement between Sublessor and Sublessee or otherwise; or

               2) the Master Lease shall terminate or be surrendered by agreement between Sublessor and Sublessee or otherwise.


                                 ARTICLE EIGHT
                                 -------------

                         Premises Compliance with Laws
                         -----------------------------

     8.1.  Acceptance Subject to Laws.  The Premises are leased to and accepted
           --------------------------
by Sublessee subject to all Laws. Sublessor, except as provided in Section 8.2, makes no representations or warranties to Sublessee concerning the Premises compliance with Laws as of the date hereof other than that, to the best of Sublessor's knowledge, there are no existing conditions which violate any Laws which would materially interfere with Sublessee's use of the Premises. Sublessor makes no representation or warranty to Sublessee regarding the suitability of the Premises for Sublessee's intended use thereof or regarding the validity of Sublessee's intended use of the Premises under applicable Laws.

     8.2.  Hazardous Materials Conditions.  Sublessor represents and warrants to
           ------------------------------
Sublessee that, to the best of its knowledge, there are no Hazardous Materials existing on the date hereof in, on or under the Premises in sufficient quantity and density to constitute a violation of any Laws applicable to Hazardous Materials or to require remedial action thereunder, except for the conditions described in the Request for Proposals prepared by Honeywell Inc., dated
August 19, 1991, entitled

"PHASE IV PROGRAM AT FORMER HONEYWELL INC. SITE MARLBORO, MASS." and which provides for a Remedial Response Implementation Plan and Ground Water Recovery/Treatment System which Honeywell Inc. is responsible to carry out at its cost. A copy of such Request for Proposals has been made available to Sublessee for its review.

                                 ARTICLE NINE
                                 ------------
                                    Brokers
                                    -------

     Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction other than Spaulding & Slye, George Mintz & Company, Inc., Corporate Real Estate Advisors and Hunneman Commercial Company (hereinafter referred to as the "Brokers"). Sublessor agrees to pay the Brokers a fee or commission with respect to this transaction pursuant to separate written agreements with them. Each party agrees to indemnify, defend and hold harmless the other party from and against all claims for brokerage commissions, finders, fees or other compensation made by any agents, brokers, salesmen or finders other than the Brokers as a consequence of any actions or dealings of such indemnifying party.

                                  ARTICLE TEN
                                  -----------

                           Master Landlord's Consent
                           -------------------------

     The obligations of both Landlord and Tenant are conditioned upon the parties hereto receiving the written consent of Master Landlord to this Sublease as required by Section 5.2.1 of the Master Lease. Sublessor shall submit this Sublease to Master Landlord after its execution by Sublessee and Sublessor and shall request its written consent hereto. In the event that Master Landlord shall not provide such written consent within thirty (30) days after such submission, then, either party may cancel this Sublease by written notice of cancellation given to the other at any time after the expiration of such thirty (30) day period and prior to receipt by Sublessor of such consent.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the_____ day September, 1992.

SUBLESSEE:                              SUBLESSOR:

STRATUS COMPUTER, INC.                  LORAL INFRARED & IMAGING SYSTEMS, INC.

By: /s/ Robert E. Donahue               By: /s/ Stephone L. Jackson
    ------------------------                -------------------------
Title: Vice President, CFO              Title: Vice President
       ---------------------                   ----------------------

     The undersigned hereby guarantees the performance of the obligations of Loral Infrared & Imaging Systems, Inc. as Sublessor contained in the within Sublease.
                                        LORAL CORPORATION

                                        By: /s/ Stephen L. Jackson
                                            ----------------------
                                            Stephen L. Jackson
                                            As Vice President
                                            Administration